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                                                                   EXHIBIT 10.7

                                 ADVANTIX, INC.
                            (A DELAWARE CORPORATION)



                             1996 STOCK OPTION PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

                        INCENTIVE STOCK OPTION AGREEMENT

                 NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION

                           (AS AMENDED JULY 28, 1997)




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                                ADVANTIX, INC.

                             1996 STOCK OPTION PLAN


         1. Purpose. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees, Directors and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (b) of Section 3 of the Plan, if one is appointed.

            (d) "Common Stock" shall mean the Common Stock of the Company.

            (e) "Company" shall mean Advantix, Inc., a Delaware corporation.

            (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, including compensation through Options granted under this Plan; provided that the term Consultant shall not include Directors who are not compensated for their services or are paid only a director's fee by the Company.

            (g) "Continuous Status as an Employee, Director or Consultant" shall mean the absence of any interruption or termination of service as an Employee, Director or Consultant (as the case may be). Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (h) "Director" shall mean a member of the Board.

            (i) "Disability" shall mean a total and permanent disability as that term is defined in Section 22(e)(3) of the Code.

            (j) "Employee" shall mean any person, including officers and directors,



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employed by the Company or any Parent or Subsidiary of the Company.
The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (l) "Fair Market Value" shall mean: (i) if Shares are exchange-traded or traded on the NASDAQ National Market System ("NMS"), the closing sale or last sale price per share of the Shares; (ii) if Shares are regularly traded in any over-the-counter market other than NMS, the average of the bid and asked prices per share of the Shares; and (iii) if Shares are not traded as described in (i) and (ii) of this Section 2(m), the per share fair market value of the Shares as determined in good faith by the Board on such basis as the Board in its sole discretion shall choose. Fair Market Value as of a given date with respect to subparagraphs (i), (ii) and (iii) shall be determined as of the close of business on the day prior to the date of determination, or if no trading in the Shares takes place on such date, on the next preceding trading day on which there has been such trading.

            (m) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

            (n) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

            (o) "Option" shall mean a stock option granted pursuant to the Plan.

            (p) "Optionee" shall mean an Employee, Director or Consultant who receives an Option.

            (q) "Option Termination Date" shall mean the date of expiration of the term of such Option as set forth in the written option agreement.

            (r) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (s) "Plan" shall mean this Advantix, Inc. 1996 Stock Option Plan.

            (t) "Restricted Stockholder" shall mean an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company.

            (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (v) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (w) "Subsidiary" shall mean a "subsidiary corporation", whether now or



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hereafter existing, as defined in Section 424(f) of the Code.

            (x) "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations (except with respect to a transaction, the purpose of which is to change the domicile or name of the Company), as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all outstanding equity securities of the Company); or (c) a sale of all or substantially all of the Company's assets.

         3. Administration.

            (a) The Plan shall be administered by the Board, which shall have sole authority in its absolute discretion, subject to the terms of Section 3(b) herein, (i) to determine which Employees, Directors and Consultants shall receive Options, (ii) subject to the express provisions of the Plan, to determine the time when Options shall be granted, the number of Shares subject to the Options, the exercise prices, and the terms and conditions of Options other than those terms and conditions fixed under the Plan, and (iii) to interpret the provisions of the Plan and any Option granted under the Plan. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

            (b) The Board may delegate administration of the Plan to a Committee of no less than two Directors. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plan. (For purposes of this Plan document, the term "Board" shall mean the Committee to the extent that the Board's powers have been delegated to the Committee.)

         4. Eligibility.

            (a) Incentive Stock Options may be granted only to Employees who render services which contribute to the Company. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants who render services which contribute to the Company.

            (b) The Plan shall not confer upon any Optionee any right to continue as an Employee, Director or Consultant of the Company, nor shall it interfere in any way with an Optionee's right or the Company's right to terminate Optionee's employment or relationship as a Director or Consultant at any time, with or without cause.

            (c) The determination as to whether an Employee, Director or Consultant is eligible to receive Options hereunder shall be made by the Board in its sole discretion, and the decision of the Board shall be binding and final.



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         5. Number of Shares. The maximum aggregate number of Shares which may be optioned and sold under this Plan is 3,000,000 Shares of authorized but unissued Common Stock of the Company. In the event that Options granted under the Plan shall terminate or expire without being exercised, in whole or in part, the Shares subject to such unexercised Options may again be optioned and sold under this Plan.

         6. Term of the Plan. The Plan shall be effective as of October 1, 1996, and shall continue in effect until October 1, 2006, unless terminated earlier.

         7. Exercise Price and Consideration.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board in its sole discretion, but shall be subject to the following:

                (i) for an Option granted to a Restricted Stockholder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                (ii) for an Incentive Stock Option granted to any Employee (other than a Restricted Stockholder), the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (b) The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board, one of the alternative forms specified below:

                (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

                (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

                (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or





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               (iv) any other legal consideration that may be acceptable to the
         Board.

         8. Exercise of Options.

            (a) Vesting of Options. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

            (b) Procedure for Exercise. An Option may be exercised at any time as to all or any portions of the Shares as to which it is then exercisable, except that an Option may not be exercised for a fraction of a Share and shall be subject to any provision in the written option agreement governing the minimum number of Shares as to which the Option may be exercised. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(b) of the Plan.

            (c) Termination of Options. All installments of an Option shall expire and terminate on such date(s) as the Board shall determine, but in no event later than ten (10) years from the date such Option was granted (except that an Incentive Stock Option granted to a Restricted Stockholder shall by its terms not be exercisable after the expiration of five (5) years from the date such Option was granted).

            (d) Death or Termination of Service of Optionee. The following provisions shall govern the exercise period applicable to any Options held by an Optionee at the time of his or her death or termination of service with the Company or any Parent or Subsidiary of the Company:

                (i) Termination of Continuous Status as an Employee, Director or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant (as the case may be) for any reason other than Optionee's death or Disability, such Optionee may only exercise the Option within three (3) months (or such shorter period as specified in the written option agreement) after the date of such termination.

                (ii) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of the Optionee's Disability, the Optionee may only exercise the Option within twelve (12) months (or such shorter period as is specified in the written option agreement) from the date of such termination.

                (iii) Death of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of the Optionee's death, the Option may only be exercised any time within twelve (12) months (or such



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         shorter period as is specified in the written option agreement)
         following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

                (iv) Limitations. Each Option shall, during the limited exercise period under this Section 8(d), be exercisable only as to the Shares for which the Option is exercisable on the date of the Optionee's death or termination of service with the Company. Under no circumstances shall any Option become exercisable under this Section 8(d) after the Option Termination Date. Upon the earlier of the expiration of such limited exercise period or the Option Termination Date, the Option shall terminate and cease to be exercisable.

                (v) Immediate Termination. Should (A) the Optionee's Continuous Status as an Employee, Director or Consultant be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, then in any such event all outstanding Options granted to the Optionee under this Plan shall terminate immediately and cease to be exercisable.

            (e) Extensions. Notwithstanding the provisions covering the exercisability of Options following death or termination of service, as described in Section 8(d), the Board may, in its sole discretion, with the consent of the Optionee or the Optionee's estate (in the case of the death of Optionee), extend the period of time during which the Option shall remain exercisable, provided that in no event shall such extension go beyond the Option Termination Date. In the case of Incentive Stock Options, extensions under this
Section 8(e) may result in loss of the favorable treatment accorded to incentive stock options under the Code.

         9. Restrictions on Grants of Options and Issuance of Shares.

            (a) Regulatory Approvals. No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board, and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations, or approvals shall not have been obtained.

            (b) Representations and Warranties. As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required (or deemed appropriate by the Board, in its discretion) under any applicable law or regulation, including but not limited to a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act or any other applicable law, rule, or regulation.



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            (c) Stockholder Approval. The exercise of Options under the Plan also is conditioned on approval of the Plan by the Company's Stockholders within twelve (12) months of adoption of the Plan by the Board, and no Option shall be exercisable hereunder unless and until the Plan has been so approved.

         10. Option Adjustments.

             (a) Change in Capitalization. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization by the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any individual Optionees under the Plan upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federal taxable income to holders of Options granted under the Plan or the holders of Common Stock or other classes of the Company's securities.

             (b) Corporate Reorganizations. Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options (whether or not vested) shall terminate unless
(i) provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Options and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of the Shares underlying such Options would have been entitled to receive upon such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise his or her Options to the full extent not theretofore exercised, including any portion which has not yet become exercisable.

         11. Option Agreement. The terms and conditions of Options granted under the Plan shall be evidenced by a written option agreement executed by the Company and the person to whom the Option is granted. Each option agreement shall incorporate the Plan by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.



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         12. Restricted Stock. As a condition to the granting of any Option hereunder and the subsequent exercise of any such Option, the Board may include in the option agreement for that Option provisions limiting the sale or other transfer of ownership of Shares acquired by the Optionee under that Option.

         13. Limitations on Incentive Stock Options. In the event that the aggregate Fair Market Value of Shares (determined as of the date of grant of the Option covering such Shares) with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under this Plan and any other plan of the Company exceeds $100,000, Options with respect to and to the extent of such excess shall be treated as Nonstatutory Stock Options. This Section 13 shall be applied by taking Options which are intended to be Incentive Stock Options into account in the order in which they were granted.

         14. Amendment or Termination of the Plans.

             (a) Board Authority. The Board may amend, suspend, alter, or terminate the Plan at any time. To the extent necessary or desirable to comply with the Code or any other applicable law or regulation, the Company may obtain stockholder approval of any amendment to the Plan only in such a manner and to such a degree as required under applicable law.

             (b) Limitation on Board Authority. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that would cause Incentive Stock Options issued hereunder to fail to qualify as Incentive Stock Options as defined in Section 422(b) of the Code. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of an option agreement by both the Company and the Optionee, without the consent of such Optionee.

             (c) Contingent Grants Based on Amendments. Options may be granted in reliance on and consistent with any amendment adopted by the Board and which is necessary to enable such Options to be granted under the Plan, even though such amendment requires future stockholder approval; provided, however, that any such contingent Option by its terms may not be exercised prior to stockholder approval of such amendment, and provided further, that in the event stockholder approval is not obtained within twelve (12) months of the date of grant of such contingent Option, then such contingent Option shall be deemed cancelled and no longer outstanding.

         15. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

         16. No Rights in Shares Before Issuance and Delivery. Neither the Optionee, his or her estate nor his or her transferees by will or the laws of descent and distribution shall be, or have any rights or privileges of, a stockholder of the Company with respect to any Shares issuable upon exercise of the Option unless and until certificates representing such Shares shall have been issued



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and delivered notwithstanding exercise of the Option. No adjustment will be made for a dividend or other rights where the record date is prior to the date such stock certificates are issued, except as provided in Section 10.

         17. Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, including, without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by the Company, or requiring an Optionee (or the Optionee's beneficiary or legal representative) as a condition of granting or exercising an Option to pay to the Company any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. In the discretion of the Board, upon exercise of a Nonstatutory Stock Option, the Optionee may request the Company to withhold from the Shares to be issued upon such exercise that number of Shares (based on the Fair Market Value of the Shares as of the day notice of exercise is received by the Company) that would satisfy any tax withholding requirement.

         18. Legends on Options and Stock Certificates. Each option agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the option agreement and/or the certificate. The determination of which legends, if any, shall be placed upon option agreements and/or the certificates representing Shares shall be made by the Board in its sole discretion and such decision shall be final and binding.

         19. Availability of Plan and Financial Statements. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning the Plan. The Company shall also provide Optionees with financial statements of the Company at least annually.

         20. Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the State of California.


Date Plan approved by Board:  October 10, 1996

Date Plan Amendment approved by Board:  July 28, 1997

Date Plan as amended approved by Stockholders: August 1997 Action By Written Consent



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                       NONSTATUTORY STOCK OPTION AGREEMENT


         On this __.__ day of _______,_______, ("Grant Date"), ADVANTIX, INC., a Delaware corporation (the "Company"), hereby grants to ____________________ (the "Optionee") an Option to purchase a total of __________ shares of Common Stock (the "Shares"), on the terms and conditions set forth below, and in all respects subject to the terms, definitions and provisions of the Advantix, Inc. 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined in this Option, the terms defined in the Plan shall have the same defined meanings in this Option. In the event of any conflict between the provisions of this Option and those of the Plan, the Plan shall control.

         1. NATURE OF THE OPTION. This Option is intended to qualify as a Nonstatutory Stock Option.

         2. EXERCISE PRICE. The exercise price is $____ for each share of Common Stock.

         3. VESTING AND EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

            (a) VESTING. Subject to the limitations contained in this Option and the Plan, this Option shall become exercisable in installments as follows:

               Number of Shares               Date of Earliest
                (Installment)                Exercise (Vesting)
               ----------------              ------------------





The installments provided for in this Section 3(a) are cumulative. Each such installment which becomes exercisable pursuant to this Section shall remain exercisable until expiration or earlier termination of this Option.

            (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in a form designated by the Company) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and warranties of Optionee as may be required by the Company pursuant to Section 9(b) of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

            No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.



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            (c) MINIMUM EXERCISE. The minimum number of Shares with respect to which this Option may be exercised at any one time is One Hundred (100) Shares, and this Option shall be exercised for whole Shares only.

         4. CERTAIN REPRESENTATIONS AND WARRANTIES; RESTRICTIONS ON TRANSFER.

            (a) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following:

                (i) Optionee has read and understands the terms and provisions of the Plan, and hereby accepts this Option subject to all the terms and provisions of the Plan;

                (ii) Optionee shall accept as binding and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan;

                (iii) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws;

                (iv) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for sale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act");

                (v) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

            (b) Optionee agrees that, if required by the Company in connection with the Company's initial underwritten public offering of the Company's securities, Optionee (i) will not sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares acquired upon exercise of this Option (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (ii) will execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.



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         5. METHOD OF PAYMENT.

            (a) The consideration to be paid for the Shares to be issued upon exercise of the Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board or the Committee, one of the alternative forms specified below:

                (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

                (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

                (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                (iv) any other legal consideration that may be acceptable to the Board or the Committee.

         6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. TERMINATION OF STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant, Optionee may, but only within three (3) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, should (A) Optionee's Continuous Status as an Employee, Director or Consultant be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, then in any such event this Option shall terminate immediately and cease to be exercisable.

         8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee, Director or Consultant as a result of Optionee's permanent and total disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment or relationship as director or consultant (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

         9. DEATH OF OPTIONEE. In the event of the death of Optionee during the term of this Option while an Employee, Director or Consultant of the Company and having been in Continuous Status as an Employee, Director or Consultant since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise this Option on the date of death.

         10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         11. TERM OF OPTION. In no event may this Option be exercised after __________, 200__ (which date shall be no more than ten (10) years from the date this Option was granted).

         12. NO EMPLOYMENT RIGHTS. Optionee acknowledges and agrees that the vesting of Shares pursuant to Section 3 hereof is earned only through Optionee's Continuous Status as an Employee, Director or Consultant (not through the act of being hired or engaged, being granted this Option or acquiring Shares hereunder). Optionee further acknowledges and agrees that this Option, the Company's Plan which is incorporated herein by reference, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an Employee, Director or Consultant for the vesting period, for any period, or at all, and shall not interfere with Optionee's right or the Company's right to terminate Optionee's employment, directorship or consulting relationship at any time, with or without cause.

         13. RESTRICTED STOCK PROVISIONS. Shares issued on exercise of this Option, including any shares issued as a result of a stock dividend, stock split or other change in the Shares, shall upon issuance be subject to the following restrictions:

             (a) GRANT OF RIGHT. Before any such Shares may be sold or transferred (including transfer by operation of law) other than to Optionee's spouse, children (including adopted children), or trusts for their benefit or the benefit of Optionee, such Shares shall first be offered to the Company in the manner set forth in this Section 13.

             (b) NOTICE OF SALE. Optionee shall first deliver a written notice ("Notice") to the Company stating (i) his bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred,
(iii) the price for which he proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

             (c) ELECTION TO PURCHASE. Within thirty (30) days after receipt of the Notice, the Company or its assignee(s) may elect to purchase any or all Shares to which the Notice refers, at the price per share specified in the Notice.

             (d) EXERCISE OF RIGHT. In the event the Company or the assignee(s) of the Company elect to acquire any of the Shares of Optionee as specified in Optionee's notice, the Secretary of the Company shall so notify Optionee and settlement thereof shall be made in cash within forty-five (45) days after the Secretary of the Company receives Optionee's Notice; provided that if the terms of payment set forth in Optionee's Notice were other than cash against delivery, the Company or the assignee(s) of the Company shall pay for said Shares on the same terms and conditions set forth in Optionee's Notice.

             (e) NON-EXERCISE OF RIGHT. In the event the Company does not elect to purchase any of the Shares as provided in Section 13(c) and 13(d), Optionee may sell or otherwise dispose of the Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Notice; provided, however, that any such sale is in accordance with all of the terms and conditions of this Section 13; and provided, further, that such sale or transfer is consummated within three (3) months of the date of the Notice. The third-party purchaser shall acquire the Shares free and clear of the Company's first refusal right under this Section 13. In the event Optionee does not sell or otherwise dispose of the Shares within the specified three-month period, the Optionee's first refusal right shall continue to be applicable to any subsequent disposition of the Shares by Optionee until such right terminates in accordance with

Section 13(g).

             (f) PARTIAL EXERCISE. If some, but not all, of the Shares to which the Notice refers are elected to be purchased, as provided in Section 13(c) and 13(d), Optionee may sell the remaining Shares to any person named in the Notice at the price and on the terms specified in the Notice or at a higher price or on terms more favorable to Optionee, provided that such sale or transfer is consummated within three (3) months of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions of this Section 13.

             (g) TERMINATION OF RIGHT OF FIRST REFUSAL. Optionee's obligations under this Section 13 shall terminate upon the first sale of Common Stock of the Company to the public in a firm commitment underwritten public offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act and involving net proceeds to the Company of at least $5,000,000.

             (h) ASSIGNMENT. The Company may assign its rights under this
Section 13 to one or more persons or entities who shall have the right to so exercise such rights in their own name and for their own account.

         14. WITHHOLDING OF TAXES. Optionee authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state, or foreign law as a result of the grant of the Option or the issuance of stock pursuant to the exercise of the Option.

         15. NOTICES. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to Optionee at the address given below or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given upon personal delivery or three business days after deposit in the United States mail, registered or certified, postage prepaid.

         16. GOVERNING LAW. This Option shall be governed by and construed in accordance with the internal laws of the State of California.


                                         ADVANTIX, INC.

                                         By: __________________________
                                         Title: _______________________


                                         ACCEPTED:


                                         ______________________________
                                         _____________, Optionee

                                         Address:______________________
                                         ______________________________

                        INCENTIVE STOCK OPTION AGREEMENT

         On this ___ day of __________, ____, ("Grant Date"), ADVANTIX, INC., a Delaware corporation (the "Company"), hereby grants to ____________________ (the "Optionee") an Option to purchase a total of __________ shares of Common Stock (the "Shares"), on the terms and conditions set forth below, and in all respects subject to the terms, definitions and provisions of the Advantix, Inc. 1996 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined in this Option, the terms defined in the Plan shall have the same defined meanings in this Option. In the event of any conflict between the provisions of this Option and those of the Plan, the Plan shall control.

         1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option.

         2. EXERCISE PRICE. The exercise price is $___ for each share of Common Stock, which price is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board or the Committee.

         3. VESTING AND EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

            (a) VESTING. Subject to the limitations contained in this Option and the Plan, this Option shall become exercisable in installments as follows:

                Number of Shares                 Date of Earliest
                 (Installment)                   Exercise (Vesting)
                ----------------                 ------------------






The installments provided for in this Section 3(a) are cumulative. Each such installment which becomes exercisable pursuant to this Section shall remain exercisable until expiration or earlier termination of this Option.

            (b) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in a form designated by the Company) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and warranties of Optionee as may be required by the Company pursuant to Section 9(b) of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company. The written notice shall be accompanied by payment of the exercise price.

            No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

            (c) MINIMUM EXERCISE. The minimum number of Shares with respect to which this Option may be exercised at any one time is One Hundred (100) Shares, and this Option shall be exercised for whole Shares only.

         4. CERTAIN REPRESENTATIONS AND WARRANTIES; RESTRICTIONS ON TRANSFER.

            (a) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following:

                (i) Optionee has read and understands the terms and provisions of the Plan, and hereby accepts this Option subject to all the terms and provisions of the Plan;

                (ii) Optionee shall accept as binding and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan;

                (iii) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws;

                (iv) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for sale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act");

                (v) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws; and

                (vi) Optionee understands that the existence of the Plan and the execution of this Option are not sufficient by themselves to cause any exercise of any Incentive Stock Options granted under the Plan and this Option to qualify for favorable tax treatment through the application of Section 422(a) of the Code; and that Optionee must, in order to so qualify, individually meet by Optionee's own action all applicable requirements of Section 422, including, without limitation, the requirement that no disposition of Shares may be made by Optionee within two (2) years from the date of the granting of the Option nor within one (1) year after the transfer of such Shares to Optionee.

            (b) Optionee agrees that, if required by the Company in connection with the Company's initial underwritten public offering of the Company's securities, Optionee (i) will not sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares acquired upon exercise of this Option (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (ii) will execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

         5. METHOD OF PAYMENT.

            (a) The consideration to be paid for the Shares to be issued upon exercise of the Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board or the Committee, one of the alternative forms specified below:

                (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

                (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

                (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                (iv) any other legal consideration that may be acceptable to the Board or the Committee.

         6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. TERMINATION OF STATUS AS AN EMPLOYEE. In the event of termination of Optionee's Continuous Status as an Employee, Optionee may, but only within three
(3) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, should (A) Optionee's Continuous Status as an Employee be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, then in any such event this Option shall terminate immediately and cease to be exercisable.

         8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee, as a result of Optionee's permanent and total disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

         9. DEATH OF OPTIONEE. In the event of the death of Optionee during the term of this Option while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise this Option on the date of death.

         10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

         11. TERM OF OPTION. In no event may this Option be exercised after _______, ____ (which date shall be no more than ten (10) years from the date this Option was granted).

         12. NO EMPLOYMENT RIGHTS. Optionee acknowledges and agrees that the vesting of Shares pursuant to Section 3 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares hereunder). Optionee further acknowledges and agrees that this Option, the Company's Plan which is incorporated herein by reference, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all, and shall not interfere with Optionee's right or the Company's right to terminate Optionee's employment relationship at any time, with or without cause.

         13. RESTRICTED STOCK PROVISIONS. Shares issued on exercise of this Option, including any shares issued as a result of a stock dividend, stock split or other change in the Shares, shall upon issuance be subject to the following restrictions:

            (a) GRANT OF RIGHT. Before any such Shares may be sold or transferred (including transfer by operation of law) other than to Optionee's spouse, children (including adopted children), or trusts for their benefit or the benefit of Optionee, such Shares shall first be offered to the Company in the manner set forth in this Section 13.

            (b) NOTICE OF SALE. Optionee shall first deliver a written notice ("Notice") to the Company stating (i) his bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred,
(iii) the price for which he proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

            (c) ELECTION TO PURCHASE. Within thirty (30) days after receipt of the Notice, the Company or its assignee(s) may elect to purchase any or all Shares to which the Notice refers, at the price per share specified in the Notice.

            (d) EXERCISE OF RIGHT. In the event the Company or the assignee(s) of the Company elect to acquire any of the Shares of Optionee as specified in Optionee's notice, the Secretary of the Company shall so notify Optionee and settlement thereof shall be made in cash within forty-five (45) days after the Secretary of the Company receives Optionee's Notice; provided that if the terms of payment set forth in Optionee's Notice were other than cash against delivery, the Company or the assignee(s) of the Company shall pay for said Shares on the same terms and conditions set forth in Optionee's Notice.

            (e) NON-EXERCISE OF RIGHT. In the event the Company does not elect to purchase any of the Shares as provided in Section 13(c) and 13(d), Optionee may sell or otherwise dispose of the Shares upon terms and conditions (including the purchase price) no more favorable to the third-party purchaser than those specified in the Notice; provided, however, that any such sale is in accordance with all of the terms and conditions of this Section 13; and provided, further, that such sale or transfer is consummated within three (3) months of the date of the Notice. The third-party purchaser shall acquire the Shares free and clear of the Company's first refusal right under this Section 13. In the event Optionee does not sell or otherwise dispose of the Shares within the specified three-month period, the Optionee's first refusal right shall continue to be applicable to any subsequent disposition of the Shares by Optionee until such right terminates in accordance with

Section 13(g).

            (f) PARTIAL EXERCISE. If some, but not all, of the Shares to which the Notice refers are elected to be purchased, as provided in Section 13(c) and 13(d), Optionee may sell the remaining Shares to any person named in the Notice at the price and on the terms specified in the Notice or at a higher price or on terms more favorable to Optionee, provided that such sale or transfer is consummated within three (3) months of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions of this Section 13.

            (g) TERMINATION OF RIGHT OF FIRST REFUSAL. Optionee's obligations under this Section 13 shall terminate upon the first sale of Common Stock of the Company to the public in a firm commitment underwritten public offering pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act and involving net proceeds to the Company of at least $5,000,000.

            (h) ASSIGNMENT. The Company may assign its rights under this Section 13 to one or more persons or entities who shall have the right to so exercise such rights in their own name and for their own account.

         14. WITHHOLDING OF TAXES. Optionee authorizes the Company to withhold, in accordance with any applicable law, from any compensation payable to him any taxes required to be withheld by federal, state, or foreign law as a result of the grant of the Option or the issuance of stock pursuant to the exercise of the Option.

         15. NOTICES. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to Optionee at the address given below or at such other address as the Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given upon personal delivery or three business days after deposit in the United States mail, registered or certified, postage prepaid.

         16. GOVERNING LAW. This Option shall be governed by and construed in accordance with the internal laws of the State of California.


                                         ADVANTIX, INC.

                                         By: __________________________
                                         Title: _______________________


                                         ACCEPTED:


                                         ______________________________
                                         _____________, Optionee

                                         Address:______________________
                                         ______________________________

                 NOTICE OF EXERCISE OF NONSTATUTORY STOCK OPTION
                 -----------------------------------------------


Advantix, Inc.
4675 MacArthur Court, Suite 1540
Newport Beach, CA  92660


Gentlemen:

            In accordance with the terms of the Advantix, Inc. 1996 Stock Option Plan (the "Plan"), and the related Nonstatutory Stock Option Agreement dated as of __________, 199__ between me and Advantix, Inc. (the "Company"), I hereby give notice of exercise of my option (the "Option") as to ___________ shares of Company Common Stock (the "Shares") at a purchase price of $______ per share, or $________ in the aggregate.

            By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Plan, and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of the Option.

            Unless a registration statement covering the Shares is currently in effect under the Securities Act of 1933, as amended (the "Securities Act"), I hereby make the following certifications and representations with respect to the
Shares:

                (1) I acknowledge that the Shares have not been registered under the Securities Act and are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. I represent and warrant to the Company that I am acquiring the Shares for my own account and for investment purposes only and I have no present intention of distributing or selling the Shares, except as permitted under the Securities Act and any applicable state securities laws; and

                (2) I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to applicable securities laws.

            There accompanies this Notice payment in full for the aggregate purchase price for the Shares as follows (check applicable method of payment):

            [ ]  Check in the amount of $ ____________

            [ ] If authorized by the Plan and the Board, shares of the Company's Stock currently owned by me as follows:

                 Certificate Number(s)            Number of Shares
                 ---------------------            ----------------

                    _______________                 _____________

                    _______________                 _____________



Please mail the certificate representing the Shares to the following address:

                  __________________________________

                  __________________________________

                  __________________________________



Dated: ________________, 199 __                ________________________________
                                                        Signature

                                               ________________________________
                                                      Type or Print Name

                 NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION
                 --------------------------------------------


Advantix, Inc.
4675 MacArthur Court, Suite 1540
Newport Beach, CA  92660


Gentlemen:

            In accordance with the terms of the Advantix, Inc. 1996 Stock Option Plan (the "Plan"), and the related Incentive Stock Option Agreement dated as of _________, 199__ between me and Advantix, Inc. (the "Company"), I hereby give notice of exercise of my option (the "Option") as to ___________ shares of Company Common Stock (the "Shares") at a purchase price of $______ per share, or $________ in the aggregate.

            By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Plan, and (ii) to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of the Option that occurs within two (2) years after the date of grant of the Option or within one (1) year after such shares of Common Stock are issued upon exercise of the Option.

            Unless a registration statement covering the Shares is currently in effect under the Securities Act of 1933, as amended (the "Securities Act"), I hereby make the following certifications and representations with respect to the
Shares:

                (3) I acknowledge that the Shares have not been registered under the Securities Act and are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. I represent and warrant to the Company that I am acquiring the Shares for my own account and for investment purposes only and I have no present intention of distributing or selling the Shares, except as permitted under the Securities Act and any applicable state securities laws; and

                (4) I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to applicable securities laws.

            There accompanies this Notice payment in full for the aggregate purchase price for the Shares as follows (check applicable method of payment):

            [ ]  Check in the amount of $ ____________

            [ ] If authorized by the Plan and the Board, shares of the Company's Stock currently owned by me as follows:

                 Certificate Number(s)            Number of Shares
                 ---------------------            ----------------

                    _______________                 _____________

                    _______________                 _____________



Please mail the certificate representing the Shares to the following address:

                  __________________________________

                  __________________________________

                  __________________________________



Dated: ________________, 199 __                ________________________________
                                                        Signature

                                               ________________________________
                                                      Type or Print Name



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